                           ACCELERATED CONNECTIONS, INC.

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                                 JULY 3, 1997


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                               TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
1.   Purchase and Sale of Stock. . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.1  Sale and Issuance of Series A Preferred Stock. . . . . . . . . . . . . . .1
     1.2  First Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.3  Second Closing.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     1.4  Third Closing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
     1.5  Discretionary Fourth Closing.. . . . . . . . . . . . . . . . . . . . . . .2

2.   Representations and Warranties of the Company.. . . . . . . . . . . . . . . . .2
     2.1  Organization, Good Standing and Qualification. . . . . . . . . . . . . . .2
     2.2  Capitalization and Voting Rights.. . . . . . . . . . . . . . . . . . . . .2
     2.3  Subsidiaries.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.4  Authorization. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
     2.5  Valid Issuance of Preferred and Common Stock.. . . . . . . . . . . . . . .3
     2.6  Governmental Consents. . . . . . . . . . . . . . . . . . . . . . . . . . .4
     2.7  Returns and Complaints.. . . . . . . . . . . . . . . . . . . . . . . . . .4
     2.8  Litigation.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
     2.9  Proprietary Information Agreements.. . . . . . . . . . . . . . . . . . . .5
     2.10 Patents and Trademarks.. . . . . . . . . . . . . . . . . . . . . . . . . .5
     2.11 Compliance with Other Instruments. . . . . . . . . . . . . . . . . . . . .5
     2.12 Agreements; Action.. . . . . . . . . . . . . . . . . . . . . . . . . . . .6
     2.13 Related-Party Transactions.. . . . . . . . . . . . . . . . . . . . . . . .7
     2.14 Permits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     2.15 Environmental and Safety Laws. . . . . . . . . . . . . . . . . . . . . . .7
     2.16 Manufacturing and Marketing Rights.. . . . . . . . . . . . . . . . . . . .7
     2.17 Disclosure.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     2.18 Registration Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     2.19 Corporate Documents. . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     2.20 Title to Property and Assets.. . . . . . . . . . . . . . . . . . . . . . .8
     2.21 Employee Benefit Plans.. . . . . . . . . . . . . . . . . . . . . . . . . .8
     2.22 Tax Returns, Payments and Elections. . . . . . . . . . . . . . . . . . . .8
     2.23 Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     2.24 Minute Books.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
     2.25 Labor Agreements and Actions.. . . . . . . . . . . . . . . . . . . . . . .9

3.   Representations and Warranties of the Investor. . . . . . . . . . . . . . . . .9
     3.1  Authorization. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
     3.2  Purchase Entirely for Own Account. . . . . . . . . . . . . . . . . . . . .9
     3.3  Disclosure of Information. . . . . . . . . . . . . . . . . . . . . . . . 10
     3.4  Investment Experience. . . . . . . . . . . . . . . . . . . . . . . . . . 10


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

     3.5  Accredited Investor. . . . . . . . . . . . . . . . . . . . . . . . . . . 10
     3.6  Restricted Securities. . . . . . . . . . . . . . . . . . . . . . . . . . 10
     3.7  Further Limitations on Disposition.. . . . . . . . . . . . . . . . . . . 10
     3.8  Legends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

4.   California Commissioner of Corporations . . . . . . . . . . . . . . . . . . . 11
     4.1  Corporate Securities Law . . . . . . . . . . . . . . . . . . . . . . . . 11

5.   Conditions of Investor's Obligations at First Closing.. . . . . . . . . . . . 11
     5.1  Representations and Warranties . . . . . . . . . . . . . . . . . . . . . 12
     5.2  Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     5.3  Compliance Certificate.. . . . . . . . . . . . . . . . . . . . . . . . . 12
     5.4  Qualifications.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     5.5  Proceedings and Documents. . . . . . . . . . . . . . . . . . . . . . . . 12
     5.6  Board of Directors.. . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     5.7  Investors' Rights Agreement. . . . . . . . . . . . . . . . . . . . . . . 12
     5.8  Voting Agreement.. . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

6.   Conditions of the Company's Obligations at the First Closing. . . . . . . . . 12
     6.1  Representations and Warranties . . . . . . . . . . . . . . . . . . . . . 13
     6.2  California Qualification . . . . . . . . . . . . . . . . . . . . . . . . 13

7.   Conditions of Investor's Obligations at Second Closing. . . . . . . . . . . . 13
     7.1  Representations and Warranties . . . . . . . . . . . . . . . . . . . . . 13
     7.2  Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     7.3  Qualifications.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

8.   Conditions of Investor's Obligations at Third Closing.. . . . . . . . . . . . 13
     8.1  Representations and Warranties . . . . . . . . . . . . . . . . . . . . . 13
     8.2  Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
     8.3  Qualifications.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

9.   Conditions of Investor's Obligations at Fourth Closing. . . . . . . . . . . . 14
     9.1  Representations and Warranties . . . . . . . . . . . . . . . . . . . . . 14
     9.2  Performance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     9.3  Qualifications.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     9.4  Approval.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

10.  Miscellaneous.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     10.1 Survival of Warranties . . . . . . . . . . . . . . . . . . . . . . . . . 14
     10.2 Successors and Assigns.. . . . . . . . . . . . . . . . . . . . . . . . . 14
     10.3 Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     10.4 Counterparts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

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

     10.5   Titles and Subtitles.. . . . . . . . . . . . . . . . . . . . . . . . . 15
     10.6   Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     10.7   Finder's Fee.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     10.8   Expenses.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
     10.9   Amendments and Waivers.. . . . . . . . . . . . . . . . . . . . . . . . 15
     10.10  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     10.11  Aggregation of Stock . . . . . . . . . . . . . . . . . . . . . . . . . 16
     10.12  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

SCHEDULE A  --   Schedule of Investors
SCHEDULE B  --   Schedule of Common Holders
EXHIBIT A   --   Restated Certificate of Incorporation
EXHIBIT B   --   Investors' Rights Agreement
EXHIBIT C   --   Voting Agreement

                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT


     THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT is made as of the 3rd day of July 1997, by and between Accelerated Connections, Inc., a Delaware corporation (the "Company'), and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor.'

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   PURCHASE AND SALE OF STOCK.

          1.1  SALE AND ISSUANCE OF SERIES A PREFERRED STOCK.

               (a) RESTATED CERTIFICATE. The Company shall adopt and file with the Secretary of State of Delaware on or before the Closing (as defined below) the Restated Certificate of Incorporation in the form attached hereto as EXHIBIT A.

               (b) PURCHASE OF SERIES A STOCK. Subject to the terms and conditions of this Agreement, each Investor agrees, severally, to purchase as applicable at the First Closing, Second Closing, Third Closing and Fourth Closing (together the "Closings') and the Company agrees to sell and issue to each such Investor at the Closings that number of shares of the Company's Series A Preferred Stock set forth opposite each such Investor's name on Schedule A hereto for the purchase price set forth hereon.

          1.2 FIRST CLOSING. The first purchase and sale of the Series A Preferred Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, 550 West "C' Street, Suite 1200, San Diego California, at
10:00 A.M., on July 3, 1997, or at such other time and place as the Company and Investors acquiring in the aggregate more than half the shares of Series A Preferred Stock sold pursuant hereto mutually agree upon orally or in writing (which time and place are designated as the "First Closing'). At the First Closing the Company shall deliver to each applicable Investor a certificate representing the Series A Preferred Stock which such Investor is purchasing at the First Closing (as set forth on Schedule A) against delivery to the Company by such Investor of a check or wire transfer in the amount of the purchase price therefor payable to the Company's order.

          1.3 SECOND CLOSING. The second purchase and sale of the Series A Preferred Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, 550 West "C' Street, Suite 1200, San Diego California, at the date set by the Board of Directors of the Company, provided that such date be no later than July 31, 1997, at which the Company may sell up to the number of shares set forth on Schedule A to Brentwood Associates VII, L.P. and such other purchasers as it shall select (which time and place are designated as the "Second Closing'). At the Second Closing, the Company shall deliver to each applicable Investor a certificate representing the Series A Preferred

Stock which such Investor is purchasing at the Second Closing (as set forth on Schedule A) against delivery to the Company by such Investor of a check or wire transfer in the amount of the purchase price therefor payable to the Company's order.

          1.4 THIRD CLOSING. The third purchase and sale of the Series A Preferred Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, 550 West "C' Street, Suite 1200, San Diego California, at the date set by the Company's Board of Directors, provided that such date shall be no earlier than six (6) months following the date of the First Closing (which time and place are designated as the "Third Closing'). At the Third Closing the Company shall deliver to each applicable Investor a certificate representing the Series A Preferred Stock which such Investor is purchasing at the Third Closing (as set forth on Schedule A) against delivery to the Company by such Investor of a check or wire transfer in the amount of the purchase price therefor payable to the Company's order.

          1.5 DISCRETIONARY FOURTH CLOSING. The fourth purchase and sale of Series A Preferred Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, 550 West "C' Street, Suite 1300, San Diego, California
92101, upon approval of the Board of Directors and the holders of a majority of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock issued or issuable pursuant to the Series A Agreement, at the date set by the Board of Directors, provided that such date is no earlier than twelve (12) months and no later than eighteen (18) months from the date of the First Closing (the "Fourth Closing'). At the Fourth Closing the Company shall deliver to each Investor a certificate representing the Series A Preferred Stock which such Investor is purchasing at the Fourth Closing (as set forth on Schedule A) against delivery to the Company by such Investor of a check or wire transfer in the amount of the purchase price therefor payable to the Company's order.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor that, except as set forth on a Schedule of Exceptions furnished each Investor, and special counsel for the Investors, which exceptions shall be deemed to be representations and warranties as if made hereunder:

          2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

          2.2 CAPITALIZATION AND VOTING RIGHTS. The authorized capital of the Company consists, or will consist prior to the Closing, of:

               (i) PREFERRED STOCK. 17,000,000 shares of Preferred Stock (the "Preferred Stock'), all of which have been designated Series A
Preferred Stock and of which 300,000 are issued and outstanding (as set forth on Schedule A). The rights, privileges and preferences of the Series A Preferred Stock will be as stated in the Company's Restated Articles Certificate of Incorporation attached hereto as EXHIBIT A.

               (ii) COMMON STOCK. 39,764,706 shares of common stock ("Common Stock'), of which 900,735 shares are issued and outstanding and are owned by the persons, and in the numbers specified in Schedule B hereto. The outstanding shares of common stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended and any relevant state securities laws, or pursuant to valid exceptions therefrom.

               (iii) Except for (A) the conversion privileges of the Series A Preferred Stock to be issued under this Agreement and (B) the rights provided in paragraph 2.4 of the Investors' Rights Agreement, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

          2.3 SUBSIDIARIES. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

          2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Investors' Rights Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance), sale and delivery of the Series A Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series A Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement and the Investors' Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          2.5  VALID ISSUANCE OF PREFERRED AND COMMON STOCK.

               (a) The Series A Preferred Stock which is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Investors in this

Agreement, will be issued in compliance with all applicable federal and state securities laws and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable stock and federal securities law. The Common Stock issuable upon conversion of the Series A Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate of Incorporation, shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investors' Rights Agreement and under applicable stock and federal securities law, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series A Preferred Stock hereunder.

               (b) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

          2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within 15 days of the sale of the Series A Preferred Stock hereunder.

          2.7 RETURNS AND COMPLAINTS. The Company has received no customer complaints concerning its products and/or services, nor has it had any of its products returned by a purchaser thereof, other than minor, nonrecurring warranty problems.

          2.8 LITIGATION. There is no action, suit, proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement and the Investors' Rights Agreement or the right of the Company to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company. The foregoing includes, without limitation, actions pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          2.9 PROPRIETARY INFORMATION AGREEMENTS. Each employee, officer and consultant of the Company has executed a Proprietary Information and Inventions Agreement in the form provided to special counsel to the Investors. The Company, after reasonable investigation, is not aware that any of its employees, officers or consultant are in violation thereof, and the Company will use its best efforts to prevent any such violation.

          2.10 PATENTS AND TRADEMARKS. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement and the Investors' Rights Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

          2.11 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any provisions of its Restated Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of this Agreement, the Investors' Rights Agreement or any Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

          2.12 AGREEMENTS; ACTION.

               (a) Except for agreements explicitly contemplated hereby and by the Investors' Rights Agreement, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

               (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of, $10,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringement of proprietary rights.

               (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $10,000 or, in the case of indebtedness and/or liabilities individually less than $10,000, in excess of $25,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

               (e) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Certificate of Incorporation or Bylaws, which adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

               (f) The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or

(iii) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company.

               (g) As of the First Closing, the Company has not incurred any expenses and has no liabilities individually in excess of $10,000 or, in the case of expenses and/or liabilities individually less than $10,000, in excess of $25,000 in the aggregate.

          2.13 RELATED-PARTY TRANSACTIONS. No employee, officer, or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

          2.14 PERMITS. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.
 The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

          2.15 ENVIRONMENTAL AND SAFETY LAWS. To the best of its knowledge, the Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.

          2.16 MANUFACTURING AND MARKETING RIGHTS. The Company has not granted rights to manufacture, produce, assemble, license, market, or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market, or sell its products.

          2.17 DISCLOSURE. The Company has fully provided each Investor with all the information which such Investor has requested for deciding whether to purchase the Series A Preferred Stock and all information which the Company believes is reasonably necessary to enable such Investor to make such decision. Neither this Agreement, the Investors' Rights Agreement, nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          2.18 REGISTRATION RIGHTS. Except as provided in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

          2.19 CORPORATE DOCUMENTS. Except for amendments necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments has been approved by the Investors), the Restated Certificate of Incorporation and Bylaws of the Company are in the form previously provided to special counsel for the Investors.

          2.20 TITLE TO PROPERTY AND ASSETS. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

          2.21 EMPLOYEE BENEFIT PLANS. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

          2.22 TAX RETURNS, PAYMENTS AND ELECTIONS. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith which are listed in the Schedule of Exceptions. The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code'), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets.

          2.23 INSURANCE. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

          2.24 MINUTE BOOKS. The minute books of the Company provided to the Investors contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

          2.25 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

     3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. Each Investor hereby represents and warrants that:

          3.1 AUTHORIZATION. This Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable Federal or state securities laws.

          3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series A Preferred Stock to be received by such Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities') will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. Each Investor represents that it has full power and authority to enter into this Agreement.

          3.3 DISCLOSURE OF INFORMATION. It believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Series A Preferred Stock. Each Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series A Preferred Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

          3.4 INVESTMENT EXPERIENCE. Each Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series A Preferred Stock. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Series A Preferred Stock.

          3.5 ACCREDITED INVESTOR. Each Investor is an "accredited investor' within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

          3.6 RESTRICTED SECURITIES. It understands that the shares of Series A Preferred Stock it is purchasing are characterized as "restricted securities' under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act'), only in certain limited circumstances. In this connection, each Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          3.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, each Investor further agrees not to make any disposition of all or any portion of the Series A Preferred Stock (or the Common Stock issuable upon the conversion thereof) unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and 7, provided and to the extent such sections are then applicable and Investors' Rights Agreement and:

               (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

               (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

               (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or to the siblings, lineal descendants or ancestors of such partner or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Investor hereunder.

          3.8 LEGENDS. It is understood that the certificates evidencing the Series A Preferred Stock (and the Common Stock issuable upon conversion thereof) may bear one or all of the following legends:

               (a) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act.'

               (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the Code.

     4.   CALIFORNIA COMMISSIONER OF CORPORATIONS.

          4.1 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          5. CONDITIONS OF INVESTOR'S OBLIGATIONS AT FIRST CLOSING. The obligations of each Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the First Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

          5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the First Closing with the same effect as though such representations and warranties had been made on and as of the date of First Closing.

          5.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before First Closing.

          5.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to each Investor at the First Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that there shall have been no adverse change in the business, affairs, operations, properties, assets or condition of the Company since the date of this Agreement.

          5.4 QUALIFICATIONS. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale of the Series A Preferred Stock and the underlying Common Stock to the Investors pursuant to this Agreement, or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended. Any other authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          5.5 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the First Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investors' special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          5.6 BOARD OF DIRECTORS. The directors of the Company as of the First Closing shall be Catherine Hapka, Kevin Compton, Keith Geeslin, William
Stensrud and John Walecka.

          5.7 INVESTORS' RIGHTS AGREEMENT. The Company and each Investor shall have entered into the Investors' Rights Agreement in the form attached as EXHIBIT B.

          5.8 VOTING AGREEMENT. The Company and each Investor shall have entered into the Voting Agreement in the form attached as EXHIBIT C.

     6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE FIRST CLOSING. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the First Closing of each of the following conditions by that Investor:

          6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the First Closing with the same effect as though such representations and warranties had been made on and as of the First Closing.

          6.2 CALIFORNIA QUALIFICATION. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale to the Investor of the Series A Preferred Stock and the Common Stock issuable upon the conversion thereof or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended.

     7. CONDITIONS OF INVESTOR'S OBLIGATIONS AT SECOND CLOSING. The obligations of each Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Second Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

          7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Sections 2.1, 2.4, 2.5 and 2.6 shall be true on and as of the Second Closing with the same effect as though such representations and warranties had been made on and as of the date of Second Closing.

          7.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before Second Closing.

          7.3 QUALIFICATIONS. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale of the Series A Preferred Stock and the underlying Common Stock to the Investors pursuant to this Agreement, or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended.

     8. CONDITIONS OF INVESTOR'S OBLIGATIONS AT THIRD CLOSING. The obligations of each Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Third Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

          8.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Sections 2.1, 2.4, 2.5 and 2.6 shall be true on and as of Third Closing with the same effect as though such representations and warranties had been made on and as of the date of Third Closing.

          8.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before Third Closing.

          8.3 QUALIFICATIONS. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale of the Series A Preferred Stock and the underlying Common Stock to the Investors pursuant to this Agreement, or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended.

     9. CONDITIONS OF INVESTOR'S OBLIGATIONS AT FOURTH CLOSING. The obligations of each Investor under subsection 1.1 of this Agreement are subject to the fulfillment on or before the Fourth Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

          9.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Sections 2.1, 2.4, 2.5 and 2.6 shall be true on and as of Fourth Closing with the same effect as though such representations and warranties had been made on and as of the date of Fourth Closing.

          9.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before Fourth Closing.

          9.3 QUALIFICATIONS. The Commissioner of Corporations of the State of California shall have issued a permit qualifying the offer and sale of the Series A Preferred Stock and the underlying Common Stock to the Investors pursuant to this Agreement, or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended.

          9.4 APPROVAL. The Company's Board of Directors and the holders of a majority of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock issued or issuable pursuant to the Series A Agreement shall have approved the Fourth Closing.

     10.  MISCELLANEOUS.

          10.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

          10.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Series A Preferred Stock sold hereunder or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          10.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          10.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          10.6 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          10.7 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible.

               The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          10.8 EXPENSES. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the Closing is effected, the Company shall, at the Closing, reimburse the reasonable fees and expenses of special counsel for the Investors. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Restated Certificate of Incorporation, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          10.9 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of 55% or more of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock issued or issuable pursuant to this Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

          10.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          10.11 AGGREGATION OF STOCK. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          10.12 ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.







          [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       ACCELERATED CONNECTIONS, INC.

                                       By:  /s/ CATHERINE M. HAPKA
                                            -----------------------------------
                                            Catherine Hapka, President

                                 Address:   4947 S. FILLMORE CT.
                                            -----------------------------------
                                            ENGLEWOOD, CO 80110
                                            -----------------------------------


                                       INVESTOR:

                                       ENTERPRISE PARTNERS III, L.P.

                                       By:  /s/ William R. Stensrud
                                            -----------------------------------
                                       Its:  General Partner
                                            -----------------------------------

                             Address:  7979 Ivanhoe Ave., Suite 550
                                       ----------------------------------------
                                       La Jolla, CA  92037
                                       ----------------------------------------


                                       ENTERPRISE PARTNERS III ASSOCIATES,
                                       L.P.

                                       By:  /s/ William R. Stensrud
                                            -----------------------------------

                                       Its: General Partner
                                            -----------------------------------

                             Address:  7979 Ivanhoe Ave., Suite 550
                                       ----------------------------------------
                                       La Jolla, CA  92037
                                       ----------------------------------------

                                       ENTERPRISE PARTNERS IV, L.P.

                                       By:  /s/ William R. Stensrud
                                            -----------------------------------

                                       Its: General Partner
                                            -----------------------------------

                             Address:  7979 Ivanhoe Ave., Suite 550
                                       ----------------------------------------
                                       La Jolla, CA  92037
                                       ----------------------------------------



                 [SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT]

                                       BRENTWOOD ASSOCIATES VII, L.P.

                                       By:  Brentwood VII Ventures, L.P.
                                       its General Partner

                                       By:  /s/ (illegible)
                                            -----------------------------------
                                       Its:
                                            -----------------------------------
                             Address:
                                       ----------------------------------------

                                       ----------------------------------------


                                       BRENTWOOD AFFILIATE FUND, L.P.

                                       By:  Brentwood VII Ventures, L.P.
                                       its General Partner

                                       By:  /s/ (illegible)
                                            -----------------------------------
                                       Its:
                                            -----------------------------------
                             Address:
                                       ----------------------------------------

                                       ----------------------------------------

                                       KLEINER PERKINS CAUFIELD & BYERS VIII

                                       By:  /s/ (illegible)
                                            -----------------------------------

                                       Its: General Partner
                                            -----------------------------------

                             Address:  2750 Sand Hill Rd.
                                       ----------------------------------------
                                       Menlo Park, CA  94025
                                       ----------------------------------------

                                       KPCB VIII INFORMATION SCIENCES ZAIBATSU
                                       FUND II

                                        By:  /s/ (illegible)
                                            -----------------------------------

                                        Its: General Partner
                                            -----------------------------------

                             Address:  2750 Sand Hill Rd.
                                       ----------------------------------------
                                       Menlo Park, CA  94025
                                       ----------------------------------------


               [SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT]

                                       SPROUT CAPITAL VII, L.P.

                                       By:  DLJ Capital Corporation
                                            Managing General Partner

                                            By:  /s/ Keith B. Geeslin
                                            -----------------------------------
                                            Keith Geeslin, Attorney-in-Fact

                             Address:  3000 Sand Hill Road, Bld. 4, Suite 270
                                       ----------------------------------------
                                       Menlo Park, CA  94025
                                       ----------------------------------------


                                       THE SPROUT CEO FUND, L.P.

                                       By:  DLJ Capital Corporation
                                            Its General Partner

                                            By:  /s/ Keith B. Geeslin
                                            -----------------------------------
                                            Keith Geeslin, Attorney-in-Fact

                             Address:  3000 Sand Hill Road, Bld. 4, Suite 270
                                       ----------------------------------------
                                       Menlo Park, CA  94025
                                       ----------------------------------------

                                       DLJ CAPITAL CORPORATION

                                       By:  /s/ Keith B. Geeslin
                                          -----------------------------------
                                            Keith Geeslin, Attorney-in-Fact


                             Address:  3000 Sand Hill Road, Bld. 4, Suite 270
                                       ----------------------------------------
                                       Menlo Park, CA  94025
                                       ----------------------------------------


               [SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT]

                                       DLJ FIRST ESC L.L.C.

                                       By:  DLJ LBO Plans Management
                                            Corporation
                                       Its: Manager

                                            By:  /s/ Keith B. Geeslin
                                                 ------------------------------
                                                 Keith Geeslin, Attorney-in-Fact


                             Address:  3000 Sand Hill Road, Bld. 4, Suite 270
                                       ----------------------------------------
                                       Menlo Park, CA  94025
                                       ----------------------------------------

                                       EPLEY INVESTORS II, LLC

                                       By:  /s/ Thomas E. Epley
                                            -----------------------------------
                                       Its:
                                            -----------------------------------

                             Address:  8001 Bardmoor Pl, #103K
                                       ----------------------------------------
                                       Largo, FL  33777
                                       ----------------------------------------

                                       STANFORD UNIVERSITY

                                       By:  /s/ Carol Gilmer
                                            -----------------------------------
                                       Its: Carol Gilmer, Assistant Secretary
                                            -----------------------------------

                             Address:  THE BOARD OF TRUSTEES OF THE
                                       ----------------------------------
                                       LELAND STANFORD JUNIOR
                                       ----------------------------------
                                       UNIVERSITY
                                       ----------------------------------


               [SIGNATURE PAGE TO THE STOCK PURCHASE AGREEMENT]

                                  SCHEDULE A

                            Schedule of Investors

                                                               PURCHASE      SERIES A STOCK
                                         SERIES A STOCK       PRICE PAID      TO BE ISSUED       TOTAL SERIES
                                         CURRENTLY HELD       AT CLOSING       AT CLOSING           A STOCK

     FIRST CLOSING
Enterprise Partners III, L.P.                     184,000      $ 1,104,000          1,104,000         1,380,000

Enterprise Partners III Associates, L.P.           16,000      $    96,000             96,000           120,000

Enterprise Partners IV, L.P.                      100,000               --                 --                --

Brentwood Associates VII, L.P.                         --      $ 1,060,000          1,060,000         1,060,000

Brentwood Affiliates Fund, L.P.                        --      $    60,000             60,000            60,000

Kleiner Perkins Caufield & Byers VIII                  --      $ 1,462,500          1,462,500         1,462,500

KPCB VIII Information Sciences                         --      $    37,500             37,500            37,500
Zaibatsu Fund II

DLJ Capital Corporation                                --      $    30,000             30,000            30,000

DLJ First ESC L.L.C.                                   --      $   150,000            150,000           150,000

Sprout Capital VII, L.P.                               --      $ 1,304,843          1,304,843         1,304,843

The Sprout CEO Fund, L.P.                              --      $    15,157             15,157            15,157

Epley Investors II, LLC                                --      $   125,000            125,000           125,000

Stanford University                                    --      $    15,000             15,000            15,000
                                                  -------      -----------          ---------         ---------
     FIRST CLOSING TOTAL                          300,000      $ 5,460,000          5,460,000         5,760,000
                                                  -------      -----------          ---------         ---------
                                                  -------      -----------          ---------         ---------
     SECOND CLOSING

Brentwood Associates VII, L.P.                         --      $   380,000            380,000           380,000

     SECOND CLOSING TOTAL                              --      $   380,000            380,000           380,000
                                                  -------      -----------          ---------         ---------
                                                  -------      -----------          ---------         ---------
     FIRST & SECOND
     CLOSING TOTAL                                     --      $ 5,840,000          5,840,000         6,140,000
                                                  -------      -----------          ---------         ---------
                                                  -------      -----------          ---------         ---------
     FRIENDS AND FAMILY
     CLOSING

Other Purchasers                                       --      $   105,000            105,000           105,000

     THIRD CLOSING

Enterprise Partners III, L.P.                          --      $ 1,380,000          1,380,000         1,380,000

Enterprise Partners III Associates, L.P.               --      $   120,000            120,000           120,000

Brentwood Associates VII, L.P.                         --      $ 1,440,000          1,440,000         1,440,000

Brentwood Affiliates Fund, L.P.                        --      $    60,000             60,000            60,000

                                                               PURCHASE      SERIES A STOCK
                                         SERIES A STOCK       PRICE PAID      TO BE ISSUED       TOTAL SERIES
                                         CURRENTLY HELD       AT CLOSING       AT CLOSING           A STOCK

Kleiner Perkins Caufield & Byers VIII                  --      $ 1,462,500          1,462,500          1,462,500

KPCB VIII Information Sciences                         --      $    37,500             37,500             37,500
Zaibatsu Fund II

DLJ Capital Corporation                                --      $    30,000             30,000             30,000

DLJ First ESC L.L.C.                                   --      $   150,000            150,000            150,000

Sprout Capital VII, L.P.                               --      $ 1,304,843          1,304,843          1,304,843

The Sprout CEO Fund, L.P.                              --      $    15,157             15,157             15,157

Epley Investors II, LLC                                --      $   125,000            125,000            125,000

Other Purchasers                                       --      $   105,000            105,000            105,000

Stanford University                                    --      $    15,000             15,000             15,000
                                                  -------      -----------          ---------          ---------
     THIRD CLOSING TOTAL                               --      $ 6,245,000          6,245,000          6,245,000
                                                  -------      -----------          ---------          ---------
                                                  -------      -----------          ---------          ---------
     FIRST, SECOND & THIRD                        300,000      $12,190,000         12,190,000         12,490,000
     CLOSING TOTAL                                -------      -----------          ---------          ---------
                                                  -------      -----------          ---------          ---------

     FOURTH CLOSING

Enterprise Partners III, L.P.                          --      $   920,000            920,000            920,000

Enterprise Partners III Associates, L.P.               --      $    80,000             80,000             80,000

Brentwood Associates VII, L.P.                         --      $   960,000            960,000            960,000

Brentwood Affiliates Fund, L.P.                                $    40,000             40,000             40,000

Kleiner Perkins Caufield & Byers VIII                  --      $   975,000            975,000            975,000

KPCB VIII Information Sciences                         --      $    25,000             25,000             25,000
Zaibatsu Fund II

DLJ Capital Corporation                                --      $    20,000             20,000             70,000

DLJ First ESC L.L.C.                                   --      $   100,000            100,000            100,000

Sprout Capital VII, L.P.                               --      $   869,900            869,900            869,900

The Sprout CEO Fund, L.P.                              --      $    10,100             10,100             15,157

Epley Investors II, LLC                                --      $    83,333             83,333             83,333
                                                  -------      -----------          ---------          ---------

     FOURTH CLOSING TOTAL                         300,000      $ 4,083,333          4,083,000          4,083,333
                                                  -------      -----------          ---------          ---------
                                                  -------      -----------          ---------          ---------

     FIRST, SECOND, THIRD &                       300,000      $16,273,333         16,273,333         16,573,333
     FOURTH CLOSING TOTAL                         -------      -----------          ---------          ---------
                                                  -------      -----------          ---------          ---------


                                  SCHEDULE B

                          Schedule of Common Holders

                                                       Number of Shares
              Enterprise Partners III, L.P.                         552,451

              Enterprise Partners III Associates, L.P.               48,039

              Enterprise Partners IV, L.P.                          300,245
                                                                    -------
                                                                    900,735
                                                                    -------
                                                                    -------

                                  EXHIBIT A

                   RESTATED CERTIFICATE OF INCORPORATION

                               [see attached]

                                  EXHIBIT B

                       INVESTORS' RIGHTS AGREEMENT

                               [see attached]

                                  EXHIBIT C

                              VOTING AGREEMENT

                               [see attached]

                                  STATE OF DELAWARE

                           OFFICE OF THE SECRETARY OF STATE              PAGE 1
                            ______________________________



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "ACCELERATED CONNECTIONS, INC.", FILED IN THIS OFFICE ON THE THIRD DAY OF JULY, A.D. 1997, AT 9 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS FOR RECORDING.










                                   /s/ Edward J. Freel
                                   ---------------------------------------
                         [SEAL]    EDWARD J. FREEL, SECRETARY OF STATE

     2723205  8100                      AUTHENTICATION:     8544545

     971222163                                    DATE:     07-03-97

                                                      STATE OF DELAWARE
                                                     SECRETARY OF STATE
                                                  DIVISION OF CORPORATIONS
                                                  FILED 09:00 AM 07/03/1997
                                                     971222163 - 2723205

                       RESTATED CERTIFICATE OF INCORPORATION
                         OF ACCELERATED CONNECTIONS, INC.,
                               a Delaware Corporation


     Accelerated Connections, Inc., a corporation organized and existing under the laws of the state of Delaware, hereby certifies as follows:

     1. The name of the corporation is Accelerated Connections, Inc. The corporation was originally incorporated under the name "Accelerated Connections, Inc." The date the corporation filed its original Certificate of Incorporation with the Secretary of State was February 27, 1997.

     2. This Restated Certificate of Incorporation restates and amends the provisions of the original Certificate of Incorporation of this corporation as heretofore in effect and was duly adopted by the corporation's Board of Directors in accordance with Sections 241 and 245 of the General Corporation Law of the State of Delaware.

     3. The text of the Certificate of Incorporation is hereby restated to read as herein set forth in full:


                                      ARTICLE I

     The name of this corporation is Accelerated Connections, Inc.


                                      ARTICLE II

     The address of the registered office of the corporation in the State of Delaware is 30 Old Rudnick Lane, City of Dover, County of Kent 19901. The name of its registered agent at such address is CorpAmerica, Inc.


                                     ARTICLE III

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                      ARTICLE IV


     A. CLASSES OF STOCK. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is Thirty-Nine Million Seven Hundred Sixty-Four Thousand Seven Hundred Six (39,764,706) shares. Twenty-Two Million Seven Hundred Sixty-Four Thousand Seven Hundred
Six (22,764,706) shares shall be Common Stock, $0.001 par value per share and Seventeen Million (17,000,000) shares shall be Preferred Stock, $0.001 par value per share. Upon the amendment of this Article IV, each one (1) outstanding share of Common Stock is reverse split and divided into (i)
0.60049 shares of Common Stock and (ii) 0.20 shares of Series A Preferred
Stock.

     B. RIGHTS, PREFERENCES AND RESTRICTIONS OF PREFERRED STOCK. The Preferred Stock authorized by this Restated Certificate of Incorporation may be issued from time to time in series. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock, which series shall consist of 17,000,000 shares, are as set forth below in this Article IV(B). The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon additional series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. Subject to compliance with applicable protective voting rights which have been or may be granted to the Preferred Stock or series thereof in Certificates of Determination or the corporation's Certificate of Incorporation ("Protective Provisions"), but notwithstanding any other rights of the Preferred Stock or any series thereof, the rights, privileges, preferences and restrictions of any such additional series may be subordinated to, PARI PASSU with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred or Common Stock. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series (other than the Series A Preferred Stock), prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

          1.   DIVIDEND PROVISIONS.

               (a) Subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of shares of Series A Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this corporation) on the Common Stock of this corporation, at the rate of $0.08 per share per annum or, if greater (as determined on a per annum basis and an as converted basis for the Series A Preferred Stock), an amount equal to that paid on any other outstanding shares of this corporation, payable quarterly when, as and if declared by the Board of Directors. Such dividends shall not be cumulative.

               (b) In the event this corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each case the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Series A Preferred Stock were the holders of the number of shares of Common Stock of this corporation into which their respective shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this corporation entitled to receive such distribution.

          2.   LIQUIDATION PREFERENCE.

               (a) In the event of any liquidation, dissolution or winding up of this corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $1.00 for each outstanding share of Series A Preferred Stock (the "Original Series A Issue Price") and (ii) an amount equal to declared but unpaid dividends on such share. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of Preferred Stock which may from time to time come into existence, the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the amount of such stock owned by each such holder.

               (b) After the distributions described in subsection (a) above have been paid, subject to the rights of series of Preferred Stock which may from time to time come into existence, the remaining assets of the corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

               (c) A consolidation or merger reorganization of this corporation with or into any other corporation or corporations, or the effectuation by the corporation of a transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of, or a sale, conveyance or disposition of all or substantially all of the assets of this corporation shall be deemed to be a liquidation within the meaning of this Section 2; provided, however, that the sale and issuance of shares of Series A Preferred Stock pursuant to that certain Series A Preferred Stock Purchase Agreement dated on or about July 3, 1997 shall not be deemed a liquidation under this Section 2.

          3. CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

               (a)  RIGHT TO CONVERT.

                        i) Subject to subsection (c), each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of this corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price by the Conversion Price at the time in effect for such share. The initial Conversion Price per share for shares of Series A Preferred Stock shall be the Original Series A Issue Price; provided, however, that the Conversion Price for the Series A Preferred Stock shall be subject to adjustment as set forth in subsection 3(c).

                       ii) Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such Series A Preferred Stock immediately upon the earlier of (A) the consummation of the corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which was not less than $20,000,000 in the aggregate or (B) the date upon which the corporation obtains the consent of the holders of 66-2/3% of the then outstanding shares of Preferred Stock.

               (b) MECHANICS OF CONVERSION. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice by mail, postage prepaid, to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities.

               (c) CONVERSION PRICE ADJUSTMENTS OF PREFERRED STOCK. The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

                        i)    A.   Upon each issuance by the corporation of
any Additional Stock (as defined below), after the date upon which any shares of the Series A Preferred Stock were first issued (the "Purchase Date" with respect to such series), without consideration or for a consideration per share less than the Conversion Price for such series in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such series in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including, without limitation, the number of shares of Common Stock issuable upon the conversion of all outstanding Preferred Stock and all other convertible securities and the exercise of all outstanding options, warrants or other rights to purchase Common Stock or other securities convertible into Common Stock) plus the number of shares of Common Stock which the aggregate consideration received by the corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including, without limitation, the number of shares of Common Stock issuable upon the conversion of all outstanding Preferred Stock and all other convertible securities and the exercise of all outstanding options, warrants or other rights to purchase Common Stock or other securities convertible into Common Stock) plus the number of shares of such Additional Stock.

                              B.   No adjustment of the Conversion Price for
the Series A Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to 3 years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of 3 years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections 3(c)(i)(E)(3) and 3(c)(i)(E)(4), no adjustment of such Conversion Price pursuant to this subsection 3(c)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                              C.   In the case of the issuance of Common
Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                              D.   In the case of the issuance of the Common
Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

                              E.   In the case of the issuance (whether
before, on or after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 3(c)(i) and subsection 3(c)(ii):

                                   1.   The aggregate maximum number of shares
          of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 3(c)(i)(C) and (c)(i)(D)), if any, received by the corporation upon the issuance of such options or rights plus the exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                                   2.   The aggregate maximum number of shares
          of Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 3(c)(i)(C) and (c)(i)(D)).

                                   3.   In the event of any change in the number
          of shares of Common Stock deliverable or in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                                   4.   Upon the expiration of any such options
          or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                                   5.   The number of shares of Common Stock
          deemed issued and the consideration deemed paid therefor pursuant to subsections 3(c)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 3(c)(i)(E)(3) or (4).

                       ii) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 3(c)(i)(E)) by this corporation after the Purchase Date other than

                              A. Common Stock issued pursuant to a transaction described in subsection 3(c)(iii) hereof,

                              B. shares of Common Stock issuable or issued to employees, consultants or directors of this corporation directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors (with at least three (3) of the Board representatives of the Series A Preferred approving such plan) of this corporation, or

                              C. shares of Common Stock issued upon conversion of the Series A Preferred Stock, or

                              D. shares of Common Stock issued or issuable (I) in a public offering before or in connection with which all outstanding shares of Series A Preferred Stock will be converted to Common Stock or (II) upon exercise of warrants or rights granted to underwriters in connection with such a public offering, or

                              E. shares of Common Stock issued or issuable to persons or entities with which the corporation has business relationships provided such issuances are for other than primarily equity financing purposes (with at least three (3) of the Board representatives of the Series A Preferred voting in favor).

                      iii) In the event the corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in subsection 3(c)(i)(E).

                       iv) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

               (d) OTHER DISTRIBUTIONS. In the event this corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 3(c)(iii), then, in each such case for the purpose of this subsection 3(d), the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the corporation entitled to receive such distribution.

               (e) RECAPITALIZATIONS. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 3) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

               (f) NO IMPAIRMENT. This corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

               (g)  NO FRACTIONAL SHARES AND CERTIFICATE AS TO ADJUSTMENTS.

                        i) No fractional shares shall be issued upon conversion of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                       ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 3, this corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

               (h) NOTICES OF RECORD DATE. In the event of any taking by this corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this corporation shall mail to each holder of Series A Preferred Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

               (i) RESERVATION OF STOCK ISSUABLE UPON CONVERSION. This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

               (j)  NOTICES.  Any notice required by the provisions of this
Section 4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.

          4. VOTING RIGHTS. The holder of each share of Series A Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the by-laws of this corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

          5. PROTECTIVE PROVISIONS. Subject to the rights of series of Preferred Stock which may from time to time come into existence, so long as shares of Series A Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least 55% or more of the then outstanding shares of Series A Preferred Stock:

               (a) sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly owned subsidiary corporation) or effect any transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of; or

               (b) create any new class or series of stock or any other securities convertible into equity securities of the corporation having a preference over, or being on a parity with, the Series A Preferred Stock with respect to voting, dividends or upon liquidation.

          6. STATUS OF CONVERTED STOCK. In the event any shares of Series A Preferred Stock shall be converted pursuant to Section 3 hereof, the shares so converted shall be cancelled and shall not be issuable by the corporation.
 The Certificate of Incorporation of this corporation shall be appropriately amended to effect the corresponding reduction in the corporation's authorized capital stock.

     C.   COMMON STOCK.

          1. DIVIDEND RIGHTS. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

          2. LIQUIDATION RIGHTS. Upon the liquidation, dissolution or winding up of the corporation, the assets of the corporation shall be distributed as provided in Section 2 of Division (B) of this Article IV hereof.

          3.   REDEMPTION.  The Common Stock is not redeemable.

          4. VOTING RIGHTS. The holder of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any stockholders' meeting in accordance with the By-laws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.


                                      ARTICLE V

     A. EXCULPATION. A director of the corporation shall to the fullest extent permitted by the Delaware General Corporation Law not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to further reduce or to authorize, with the approval of the corporation's stockholders, further reductions in the liability of the corporation's directors for breach of fiduciary duty, then a director of the corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.

     B. INDEMNIFICATION. To the extent permitted by applicable law, this corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the corporation, its stockholders, and others.

     C. EFFECT OF REPEAL OR MODIFICATION. Any repeal or modification of any of the foregoing provisions of this Article V shall not adversely affect any right or protection of a director, officer or agent of the corporation (or any other person to which Delaware law permits this corporation to provide indemnification) existing at the time of, or increase the liability of any director, officer or agent of the corporation (or other person) with respect to any acts or omissions of such director, officer or agent (or other person) occurring prior to, such repeal or modification.


                                      ARTICLE VI

     The corporation shall have perpetual existence.


                                     ARTICLE VII

     Except as otherwise provided in this Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the corporation.


                                     ARTICLE VIII

     Elections of directors need not be by written ballot except and to the extent provided in the Bylaws of the corporation.


                                      ARTICLE IX

     The corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                      ARTICLE X

     The corporation shall not be subject to the provisions of Section 203 of the Delaware General Corporation Law.






                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Amended and Restated Certificate of
Incorporation has been executed as of this 2 day of July, 1997.

                              ACCELERATED CONNECTIONS, INC.



                              By: /s/ Catherine M. Hapka
                                  ----------------------------------------
                                  Catherine Hapka, President
















                                  [SIGNATURE PAGE TO
                  AMENDED AND RESTATED CERTIFICATE OF INCORPORATION]

                                  STATE OF DELAWARE

                           OFFICE OF THE SECRETARY OF STATE             PAGE 1
                            ______________________________



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF CORRECTED RESTATED CERTIFICATE OF "ACCELERATED CONNECTIONS, INC.", FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF JULY, A.D. 1997, AT 9 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS FOR RECORDING.








                                   /s/ Edward J. Freel
                                   -------------------------------------------
                         [SEAL]    EDWARD J. FREEL, SECRETARY OF STATE

     2723205  8100                      AUTHENTICATION:     8575332

     971246986                                    DATE:     07-24-97

   STATE OF DELAWARE
  SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 07/24/1997
  971246986 - 2723205

                            CERTIFICATE OF CORRECTION OF
                        RESTATED CERTIFICATE OF INCORPORATION
                          OF ACCELERATED CONNECTIONS, INC.


     Accelerated Connections, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

     DOES HEREBY CERTIFY:

     1.   The name of the corporation is Accelerated Connections, Inc.

     2. That the Restated Certificate of Incorporation ("Certificate") was filed with the Secretary of State of Delaware on July 3, 1997 and that said Certificate requires correction, as permitted by Section 103 of the General Corporation Law of the State of Delaware.

     3. ARTICLE IV, Section B.5(c) of the Certificate was inadvertently omitted and, as corrected, said Section shall be added and read as follows:

              "(c) authorize additional shares of Series A Preferred Stock."

     4. Sections A and B of ARTICLE V of the Certificate misstated the Corporation's exculpation and indemnification policies and, as corrected, said Sections shall be and read as follows:

              "A.   EXCULPATION.  A director of the corporation shall not be
          personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to further reduce or to authorize, with the approval of the corporation's stockholders, further reductions in the liability of the corporation's directors for breach of fiduciary duty, then a director of the corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.

               B. INDEMNIFICATION. To the extent permitted by applicable law, this corporation shall provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the corporation, its stockholders, and others.

     IN WITNESS WHEREOF, said Accelerated Connections, Inc. has caused this Certificate of Correction to be signed by an authorized officer on this 7th day of July, 1997.



                              /s/ Eric A. Geis
                              --------------------------------------------
                              Eric Geis, Executive Vice-President

                            ACCELERATED CONNECTIONS, INC.

                            INVESTORS' RIGHTS AGREEMENT

                                    July 3, 1997

                                  TABLE OF CONTENTS
                                                                            Page
1.   Registration Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.1    Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.2    Request for Registration . . . . . . . . . . . . . . . . . . . . . 2
     1.3    Company Registration . . . . . . . . . . . . . . . . . . . . . . . 3
     1.4    Obligations of the Company . . . . . . . . . . . . . . . . . . . . 3
     1.5    Furnish Information. . . . . . . . . . . . . . . . . . . . . . . . 4
     1.6    Expenses of Demand Registration. . . . . . . . . . . . . . . . . . 5
     1.7    Expenses of Company Registration . . . . . . . . . . . . . . . . . 5
     1.8    Underwriting Requirements. . . . . . . . . . . . . . . . . . . . . 5
     1.9    Delay of Registration. . . . . . . . . . . . . . . . . . . . . . . 6
     1.10   Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . 6
     1.11   Reports Under Securities Exchange Act of 1934. . . . . . . . . . . 8
     1.12   Form S-3 Registration. . . . . . . . . . . . . . . . . . . . . . . 9
     1.13   Assignment of Registration Rights. . . . . . . . . . . . . . . . .10
     1.14   Limitations on Subsequent Registration Rights. . . . . . . . . . .10
     1.15   "Market Stand-Off" Agreement . . . . . . . . . . . . . . . . . . .10
     1.16   Termination of Registration Rights . . . . . . . . . . . . . . . .11

2.   Covenants of the Company. . . . . . . . . . . . . . . . . . . . . . . . .11
     2.1    Delivery of Financial Statements . . . . . . . . . . . . . . . . .11
     2.2    Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
     2.3    Termination of Information and Inspection Covenants. . . . . . . .12
     2.4    Right of First Offer . . . . . . . . . . . . . . . . . . . . . . .12
     2.5    Employee Stock Pool. . . . . . . . . . . . . . . . . . . . . . . .14

3.   Covenants of the Investors. . . . . . . . . . . . . . . . . . . . . . . .14
     3.1    Certain Corporate Transactions . . . . . . . . . . . . . . . . . .14
     3.2    Standstill . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
     3.3    Additional Preferred Investors . . . . . . . . . . . . . . . . . .14

4.   Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
     4.1    Successors and Assigns . . . . . . . . . . . . . . . . . . . . . .14
     4.2    Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . .15
     4.3    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     4.4    Titles and Subtitles . . . . . . . . . . . . . . . . . . . . . . .15
     4.5    Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     4.6    Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     4.7    Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . .15
     4.8    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     4.9    Aggregation of Stock . . . . . . . . . . . . . . . . . . . . . . .15
     4.10   Entire Agreement; Amendment; Waiver. . . . . . . . . . . . . . . .15


                                        (i)

                            INVESTORS' RIGHTS AGREEMENT


        THIS INVESTORS' RIGHTS AGREEMENT is made as of the 3rd day of July, 1997, by and between Accelerated Connections, Inc., a Delaware corporation (the "Company"), and the investors listed on SCHEDULE A hereto, each of which is herein referred to as an "Investor."

                                       RECITALS

        WHEREAS, the Company and the Investors are parties to the Series A Preferred Stock Purchase Agreement of even date herewith (the "Series A Agreement");

        WHEREAS, in order to induce the Company to enter into the Series A Agreement and to induce the Investors to invest funds in the Company pursuant to the Series A Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investor to cause the Company to register shares of Common Stock issuable to the Investors and certain other matters as set forth herein;

        NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1. REGISTRATION RIGHTS. The Company covenants and agrees as follows:

                1.1     DEFINITIONS.  For purposes of this Section 1:

                        (a) The term "Act" means the Securities Act of 1933, as amended.

                        (b) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

                        (c) The term "Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of all outstanding shares of the Series A Preferred Stock issued or issuable pursuant to the Series A Agreement or issued to an Investor prior to execution of the Series A Agreement (the "Series A Preferred Stock"), (2) the 900,735 shares of Common Stock held by Enterprise Partners as of the date of this Agreement, and (3) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock or Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned;

                        (d) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                        (e) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof; and

                        (f) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                1.2     REQUEST FOR REGISTRATION.

                        (a) If the Company shall receive at any time after the earlier of (i) July __, 2001, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of 60% or more of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $20,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), effect as soon as practicable, and in any event shall use its best efforts to effect within 60 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with paragraph 4.5.

                        (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the

Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                        (c) The Company is obligated to effect only two (2) such registrations pursuant to this Section 1.2.

                        (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this
Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve month period.

                1.3 COMPANY REGISTRATION. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                1.4 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                        (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

                        (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                        (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                        (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                        (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                        (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                1.5     FURNISH INFORMATION.

                        (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                        (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

                1.6 EXPENSES OF DEMAND REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to
Section 1.2.

                1.7 EXPENSES OF COMPANY REGISTRATION. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities.

                1.8 UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling Shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent
(30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling shareholders may be excluded if the underwriters make the determination described above or (ii) notwithstanding (i) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder", and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder", as defined in this sentence.

                1.9 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                1.10 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Section 1:

                        (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners or officers, directors and shareholders of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act, or the 1934 Act; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                        (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the gross proceeds from the offering received by such Holder.

                        (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                        (d)     If the indemnification provided for in this
Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                        (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                        (f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                        (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                        (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                        (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                1.12 FORM S-3 REGISTRATION. In case the Company shall receive from the Holders of forty percent (40%) or more of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                        (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                        (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $5,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                        (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

                1.13 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 1,000,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

                1.14 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of 60% or more of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section
1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

                1.15 "MARKET STAND-OFF" AGREEMENT. Each Investor hereby agrees that, during the period of duration (such period not to exceed 180 days) specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

                        (a) such agreement shall be applicable only to the first two such registration statements of the Company which cover common stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                        (b) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

                        In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                1.16 TERMINATION OF REGISTRATION RIGHTS. No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

        2.      COVENANTS OF THE COMPANY.

                2.1 DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver to each Investor:

                        (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("gaap"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                        (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, schedule as to the sources and application of funds for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter.

                        (c) within thirty (30) days of the end of each month, an unaudited income statement and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail; and

                        (d)     as soon as practicable, but in any event thirty
(30) days prior to the end of each fiscal year, a budget for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

                2.2 INSPECTION. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

                2.3     TERMINATION OF INFORMATION AND INSPECTION COVENANTS.
The covenants set forth in subsections 2.1(c) and (d) and Section 2.2 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities raising at least $20,000,000 to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

                2.4 RIGHT OF FIRST OFFER. Subject to the terms and conditions specified in this paragraph 2.4, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, a Major Investor shall mean (i) any Investor who holds at least 50% of such Investor's originally acquired shares of Series A Preferred Stock issued pursuant to the Series A Agreement and (ii) any person who acquires at least 10% of the Series A Preferred Stock (or the common stock issued upon conversion thereof) issued pursuant to the Series A Agreement. For purposes of this Section 2.4, Investor includes any general or limited partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

                Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

                        (a) The Company shall deliver a notice by certified mail ("Notice") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                        (b) Within 20 calendar days after receipt of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of the Series A Preferred Stock then held, by such Major Investor bears to the total number of shares of common stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities) as of the date of the Notice. The Company shall promptly, in writing, inform each Major Investor which purchases all the shares available to it ("Fully-Exercising Investor") of any other Major Investor's failure to do likewise. During the ten-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors which is equal to the proportion that the number of shares of common stock issued and held, or issuable upon conversion of Series A Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of common stock issued and held, or issuable upon conversion of the Series A Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

                        (c) If all Shares referred to in the Notice are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the 60-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

                        (d) The right of first offer in this paragraph 2.4 shall not be applicable (i) to the issuance or sale of common stock (or options therefor) to employees, consultants or directors of the Company directly or pursuant to a stock option plan or restricted stock plan approved by the Board of Directors of the Company (with at least three (3) of the Board representatives of the Major Investors voting in favor), (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of common stock, registered under the Act pursuant to a registration statement on Form S-1, at an offering price of at least $20,000,000 in the aggregate,
(iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise or (v) the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships provided such issuances are for other than primarily equity financing purposes (with at least three (3) of the Board representatives of the Major Investors voting in favor).

                2.5 EMPLOYEE STOCK POOL. Any increase to the Company's Employee Stock Pool shall be aproved by at least three (3) of the Board representatives of the Major Investors.

        3.      COVENANTS OF THE INVESTORS.

                3.1 CERTAIN CORPORATE TRANSACTIONS. In the event that the Board of Directors of the Company and holders of a majority of the Common Stock issuable or issued upon conversion of the Series A Preferred Stock of the Company vote in favor of a Corporate Transaction (as defined below), each Investor hereby agrees not to take any action inconsistent with the pooling-of-interests accounting treatment to the extent applicable to such Corporate Transaction, as reasonably deemed necessary by the Company's Board of Directors, including without limitation exercising any dissenter's rights any such Investor may have or selling or purchasing any Company securities where prohibited under the then applicable pooling-of-interests accounting rules. For purposes of this Section 3.1, Corporate Transaction shall mean the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company.

                3.2 STANDSTILL. Except as set forth in the Series A Agreement, each Investor agrees not to purchase any additional shares of, or securities convertible into or exercisable or exchangeable for any shares of, any class of capital stock of the Company unless approved in advance by the Board of Directors of the Company.

                3.3 ADDITIONAL PREFERRED INVESTORS. Each Investor agrees to permit other new preferred stock investors in the Company which are approved by the Board of Directors to participate on a pari passu basis in the rights of first offer, registration rights, information and access rights and the protective provision rights held by the Investors set forth herein and in the Restated Certificate of Incorporation.

        4.      MISCELLANEOUS.

                4.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                4.2 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                4.3 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                4.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                4.5 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                4.6 EXPENSES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                4.7 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of 60% or more of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

                4.8 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                4.9 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                4.10 ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              ACCELERATED CONNECTIONS, INC.

                              By:       /s/ Catherine M. Hapka
                                        --------------------------------------
                                        Catherine Hapka, President

                    Address:  4947 S. Fillmore Ct.
                              ------------------------------------------------
                              Englewood, CO  80110
                              ------------------------------------------------

                              INVESTOR:

                              ENTERPRISE PARTNERS III, L.P.

                              By:       /s/ William R. Stensrud
                                        --------------------------------------
                              Its:      General Partner
                                        --------------------------------------

                    Address:  7979 Ivanhoe Ave., Suite 550
                              ------------------------------------------------
                              La Jolla, CA  92037
                              ------------------------------------------------

                              ENTERPRISE PARTNERS III ASSOCIATES, L.P.

                              By:       /s/ William R. Stensrud
                                        --------------------------------------
                              Its:      General Partner
                                        --------------------------------------

                    Address:  7979 Ivanhoe Ave., Suite 550
                              ------------------------------------------------
                              La Jolla, CA  92037
                              ------------------------------------------------

                              ENTERPRISE PARTNERS IV, L.P.

                              By:       /s/ William R. Stensrud
                                        --------------------------------------
                              Its:      General Partner
                                        --------------------------------------

                    Address:  7979 Ivanhoe Ave., Suite 550
                              ------------------------------------------------
                              La Jolla, CA  92037
                              ------------------------------------------------


               [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                              BRENTWOOD ASSOCIATES VII, L.P.

                              By:       Brentwood VII Ventures, L.P.
                              its General Partner

                              By:       /s/ (illegible)
                                        --------------------------------------
                              Its:
                                        --------------------------------------

                    Address:
                              ------------------------------------------------

                              ------------------------------------------------

                              BRENTWOOD AFFILIATE FUND, L.P.

                              By:       Brentwood VII Ventures, L.P.
                              its General Partner

                              By:       /s/ (illegible)
                                        --------------------------------------
                              Its:
                                        --------------------------------------

                    Address:
                              ------------------------------------------------

                              ------------------------------------------------

                              KLEINER PERKINS CAUFIELD & BYERS VIII

                              By:       /s/ (illegible)
                                        --------------------------------------
                              Its:      General Partner
                                        --------------------------------------

                    Address:  2750 Sand Hill Rd.
                              ------------------------------------------------
                              Menlo Park, CA  94025
                              ------------------------------------------------

                              KPCB VIII INFORMATION SCIENCES
                              ZAIBATSU FUND II

                              By:       /s/ (illegible)
                                        --------------------------------------
                              Its:      General Partner
                                        --------------------------------------

                    Address:  2750 Sand Hill Rd.
                              ------------------------------------------------
                              Menlo Park, CA  94025
                              ------------------------------------------------


               [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                              SPROUT CAPITAL VII, L.P.

                              By:       DLJ Capital Corporation
                                        Managing General Partner

                                        By:   /s/ Keith B. Geeslin
                                              --------------------------------
                                              Keith Geeslin, Attorney-in-Fact

                    Address:  3000 Sand Hill Road, Bld. 4, Suite 270
                              ------------------------------------------------
                              Menlo Park, CA  94025
                              ------------------------------------------------

                              THE SPROUT CEO FUND, L.P.

                              By:       DLJ Capital Corporation
                                        Its General Partner

                                        By:   /s/ Keith B. Geeslin
                                              --------------------------------
                                              Keith Geeslin, Attorney-in-Fact

                    Address:  3000 Sand Hill Road, Bld. 4, Suite 270
                              ------------------------------------------------
                              Menlo Park, CA  94025
                              ------------------------------------------------

                              DLJ CAPITAL CORPORATION

                              By:       /s/ Keith B. Geeslin
                                        --------------------------------------
                                        Keith Geeslin, Attorney-in-Fact

                    Address:  3000 Sand Hill Road, Bld. 4, Suite 270
                              ------------------------------------------------
                              Menlo Park, CA  94025
                              ------------------------------------------------


               [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                              DLJ FIRST ESC L.L.C.

                              By:       DLJ LBO Plans Management Corporation
                              Its:      Manager

                                        By:   /s/ Keith B. Geeslin
                                              --------------------------------
                                              Keith Geeslin, Attorney-in-Fact

                    Address:  3000 Sand Hill Road, Bld. 4, Suite 270
                              ------------------------------------------------
                              Menlo Park, CA  94025
                              ------------------------------------------------

                              EPLEY INVESTORS II, LLC

                              By:       /s/ Thomas E. Epley
                                        --------------------------------------
                              Its:
                                        --------------------------------------

                    Address:  8001 Bardmoor Pl, #103K
                              ------------------------------------------------
                              Largo, FL  33777
                              ------------------------------------------------

                              STANFORD UNIVERSITY

                              By:       /s/ Carol Gilmer
                                        --------------------------------------
                              Its:      Carol Gilmer, Assistant Secretary
                                        --------------------------------------

                    Address:  THE BOARD OF TRUSTEES OF THE
                              ------------------------------------------------
                              LELAND STANFORD JUNIOR UNIVERSITY
                              ------------------------------------------------


               [SIGNATURE PAGE TO INVESTORS' RIGHTS AGREEMENT]

                                     SCHEDULE A
                                     ----------
                                      INVESTOR


Enterprise Partners III, L.P.
Enterprise Partners III Associates, L.P.
Enterprise Partners IV, L.P.
Brentwood Associates VII, L.P.
Brentwood Associates Fund, L.P.
Kleiner Perkins Caufield & Byers VIII
KPCB VIII Information Sciences Zaibatsu Fund II
Sprout Capital VII, L.P.
The Sprout CEO Fund, L.P.
DLJ Capital Corporation
DLJ First ESC L.L.C.
Epley Investment Partners
Stanford Engineering Venture Fund

                                   VOTING AGREEMENT



     THIS VOTING AGREEMENT (this "Agreement") is made as of the 3rd day of June, 1997, by and among Accelerated Connections, Inc., a Delaware corporation (the "Company") and the parties listed on the Schedule of Investors attached hereto as SCHEDULE A (the "Series A Investors").

                                       RECITALS

     A. The Series A Investors desire to purchase from the Company and/or already hold shares of the Company's Series A Preferred Stock (the "Series A Shares"), and the Company desires to sell such Series A Shares (not currently held) to the Series A Investors;

     B. The parties desire that each of the following Series A Investors has requested that it be given the right to designate one (1) nominee to serve as one of the directors: The Sprout Group funds (collectively, "Sprout"); Enterprise Partners funds (collectively, "Enterprise"), Kleiner Perkins Caufield & Byers funds (collectively, "KPCB") and Brentwood Associates funds (collectively, "Brentwood") (collectively, the "Series A Directors");

     C. As a condition of its sale and issuance of the Series A Shares, the Company has requested that it be given the right to designate its Chief Executive Officer as a nominee to serve as one of the directors (the "Company Director");

     D. The Series A Investors and the Company acknowledge that they are entering into this Voting Agreement in consideration of the purchase of the Series A Shares by the Series A Investors pursuant to that certain Series A Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement").

     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1. SERIES A DIRECTORS. During the term of this Agreement, each of the Series A Investors agrees to vote all of its Series A Shares now or hereafter owned by it as follows:

          (a)  for so long as Sprout holds at least 1,000,000 Series A Shares,
(i) to elect the nominee of Sprout (the "Sprout Nominee") as one of the Series A Directors and (ii) if requested by Sprout, to remove the incumbent Sprout Nominee and elect a new Sprout Nominee as one of the Series A Directors or to fill a vacancy created by death of such Sprout Nominee or otherwise.

          (b) for so long as Enterprise holds at least 1,000,000 Series A Shares, (i) to elect the nominee of Enterprise (the "Enterprise Nominee") as one of the Series A

Directors and (ii) if requested by Enterprise, to remove the incumbent Enterprise Nominee and elect a new Enterprise Nominee as one of the Series A Directors or to fill a vacancy created by death of such Enterprise Nominee or otherwise.

          (c)  for so long as KPCB holds at least 1,000,000 Series A Shares,
(i) to elect the nominee of KPCB (the "KPCB Nominee") as one of the Series A Directors and (ii) if requested by KPCB, to remove the incumbent KPCB Nominee and elect a new KPCB Nominee as one of the Series A Directors or to fill a vacancy created by death of such KPCB Nominee or otherwise.

          (d) for so long as Brentwood holds at least 1,000,000 Series A Shares, (i) to elect the nominee of Brentwood (the "Brentwood Nominee") as one of the Series A Directors and (ii) if requested by Brentwood, to remove the incumbent Brentwood Nominee and elect a new Brentwood Nominee as one of the Series A Directors or to fill a vacancy created by death of such Brentwood Nominee or otherwise.

          (e) Each Series A Investor shall designate its respective Nominee in writing to the Company prior to each election of directors of the Company. The Company shall promptly notify each of the Series A Investors of the choice of such Nominee. Any vacancy occurring because of the death, resignation, removal or disqualification of a Nominee shall be filled according to this Section 1.

     2. COMPANY DIRECTOR. During the term of this Agreement, each of the Series A Investors agrees to vote all of its Series A Shares now or hereafter owned by it to elect the Company's Chief Executive Officer as the Company Director.

     3. OUTSIDE DIRECTOR. The holders of Series A Preferred Stock and the holders of Common Stock shall vote together as a single class to elect the independent outside Board representative.

     4.   SUCCESSORS IN INTEREST.

          (a) The provisions of this Agreement shall be binding upon the successors in interest to any of the Series A Shares. The Company shall not permit the transfer of any of the Series A Shares on its books or issue new certificates representing any shares of such securities unless and until the person(s) to whom such shares are to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement, and agrees to be bound by all the provisions hereof as if such person was a party hereunder.

          (b) Each certificate representing any of the Series A Shares shall bear a legend reading as follows:

               "The shares evidenced hereby are subject to the terms of a Voting Agreement (a copy of which may be obtained without charge from the issuer), and by accepting any interest in such shares the person accepting such interest shall be deemed to agree to and shall become bound by all the provisions of such Voting Agreement."

     5. TERMINATION. This Agreement shall terminate upon the date the Company consummates an underwritten public offering of its Common Stock under the Securities Act of 1933, as amended.

     6. AMENDMENTS AND WAIVERS. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company and (b) the Series A Investors, or their assigns, holding not less than 55% of the Series A Shares then outstanding. Any amendment or waiver so effected shall be binding upon the Company and all Series A Investors subject to the terms of this Agreement, whether or not such party, assignee, or other stockholder entered into or approved such amendment or waiver.

     7. STOCK SPLITS, STOCK DIVIDENDS, ETC. In the event of any stock split, stock dividend, recapitalization, reorganization, or the like, any securities issued with respect to the Series A Shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 3(b) hereof.

     8. ENFORCEABILITY/SEVERABILITY. The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nevertheless be held to be prohibited by or invalid under applicable law,
(a) such provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and (b) the parties shall, to the extent permissible by applicable law, amend this Agreement, or enter into a voting trust agreement under which the Series A Shares shall be transferred to the voting trust created thereby, so as to make effective and enforceable the intent of this Agreement.

     9. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to contracts among California residents entered into and to be performed entirely within California.

     10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided in this Agreement, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

     12. NOTICES. All notices, requests and other communications to the Company or any of the Investors hereunder shall be in writing, shall refer specifically to this Agreement and shall be personally delivered or sent by facsimile transmission, overnight delivery with a nationally recognized overnight delivery service or by registered or certified mail, return receipt requested, postage prepaid, in each case to the respective address specified in the preamble hereof with respect to the Company and in the Schedule of Investors attached as SCHEDULE A hereto with respect to the Series A Investors (or such other address as may be specified in writing to the other parties hereto). Any notice or communication given in conformity with this Section 11 shall be deemed to be effective when received by the addressee, if delivered by hand or facsimile transmission, one (1) business day after deposit with a nationally recognized overnight delivery service and three (3) days after mailing by first class U.S. Mail.

     13. EQUITABLE REMEDIES. The Company and the Series A Investors acknowledge and agree that the legal remedies available to the Company and the Series A Investors in the event any party violates the covenants and agreements made in this Agreement would be inadequate and that the Company and each of the Series A Investors shall be entitled, without posting any bond or other security, to temporary, preliminary, and permanent injunctive relief, specific performance and other equitable remedies in the event of such a violation, in addition to any other remedies which the Company or any of the Series A Investors may have at law or in equity.

     14. FURTHER ASSURANCES. Each of the parties hereto shall execute and deliver all additional documents and instruments and shall do any and all acts and things reasonably requested in connection with the performance of the obligations undertaken in this Agreement and/or otherwise to effectuate in good faith the intent of the parties.






                  [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

                              THE COMPANY:

                              ACCELERATED CONNECTIONS, INC.


                              By: /s/ Catherine M. Hapka
                                 -----------------------------------------
                                    Catherine M. Hapka,
                                    President and Chief Executive Officer


                              THE SERIES A INVESTORS:

                              SPROUT CAPITAL VII, L.P.

                              By:  DLJ Capital Corporation
                                   Managing General Partner


                                   By: /s/ Keith B. Geeslin
                                      ------------------------------------
                                        Keith Geeslin, Attorney-in-Fact


                              THE SPROUT CEO FUND, L.P.

                              By:  DLJ Capital Corporation
                                   Its General Partner


                                   By: /s/ Keith B. Geeslin
                                      ------------------------------------
                                        Keith Geeslin, Attorney-in-Fact


                              DLJ CAPITAL CORPORATION


                              By: /s/ Keith B. Geeslin
                                 -----------------------------------------
                                   Keith Geeslin, Attorney-in-Fact




                   [COUNTERPART SIGNATURE PAGE TO VOTING AGREEMENT]

                              DLJ FIRST ESC L.L.C.

                              By:  DLJ LBO Plans Management Corporation
                              Its: Manager


                                   By: /s/ Keith B. Geeslin
                                      ------------------------------------
                                        Keith Geeslin, Attorney-in-Fact


                              ENTERPRISE PARTNERS III, L.P.


                              By: /s/ W. R. Stensrud
                                 -----------------------------------------

                              Its: General Partner
                                  ----------------------------------------

                              ENTERPRISE PARTNERS III
                              ASSOCIATES, L.P.


                              By: /s/ W. R. Stensrud
                                 -----------------------------------------

                              Its: General Partner
                                  ----------------------------------------


                              ENTERPRISE PARTNERS IV, L.P.


                              By: /s/ W. R. Stensrud
                                 -----------------------------------------

                              Its: General Partner
                                  ----------------------------------------


                              KLEINER PERKINS CAUFIELD & BYERS VIII


                              By: /s/ (illegible)
                                 -----------------------------------------

                              Its: General Partner
                                  ----------------------------------------
                                   2750 Sand Hill Rd.
                                   Menlo Park, CA  94025

                   [COUNTERPART SIGNATURE PAGE TO VOTING AGREEMENT]

                              KPCB VIII INFORMATION SCIENCES
                              ZAIBATSU FUND II


                              By: /s/ (illegible)
                                 -----------------------------------------

                              Its: General Partner
                                  ----------------------------------------

                    Address:  2750 Sand Hill Rd.
                              Menlo Park, CA  94025


                              BRENTWOOD ASSOCIATES VII, L.P.
                              By:  Brentwood VII Ventures, L.P
                              its General Partner


                              By: /s/ (illegible)
                                 -----------------------------------------
                              Its:
                                  ----------------------------------------


                              BRENTWOOD AFFILIATES FUND
                              By:  Brentwood VII Ventures, L.P
                              its General Partner


                              By: /s/ (illegible)
                                 -----------------------------------------

                              Its:
                                  ----------------------------------------


                              EPLEY INVESTORS II, LLC


                              By: /s/ Thomas E. Epley
                                 -----------------------------------------

                              Its:
                                 -----------------------------------------

                    Address:  800A Bardmoor Pl, #103K
                              Largo, FL  33777





                   [COUNTERPART SIGNATURE PAGE TO VOTING AGREEMENT]

                                      SCHEDULE A

                            SCHEDULE OF SERIES A INVESTORS

 Name and Address of Series A Investors
 --------------------------------------
 The Sprout Group
 3000 Sand Hill Road
 Building 4, Suite 270
 Menlo Park, CA 94025
 Attn: Keith Geeslin
 Fax:  (415) 854-8779

 Enterprise Partners
 7979 Ivanhoe Avenue, Suite 550
 La Jolla, CA  92037
 Attn:  William Stensrud
 Fax:  (619) 454-2489

 Kleiner Perkins Caufield & Byers
 2750 Sand Hill Road
 Menlo Park, CA  94025
 Attn: Kevin Compton
 Fax:  (415) 233-0300

 Brentwood Associates
 3000 Sand Hill Road
 Building 1, Suite 260
 Menlo Park, CA 94025
 Attn: John Walecka
 Fax:  (415) 854-9513

 Epley Investors II, LLC
 c/o Paradyne
 8545 126th Avenue, North
 Largo, FL 33773
 Attn: Tom Epley
 Fax: (813) 530-2210